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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported)
                             March 16, 1998


                        AAMES CAPITAL COPORATION
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         (Exact name of Registrant as specified in its charter)

California                 333-10185 and 333-21219      95-4438859
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(State or other jurisdiction    (Commission             (I.R.S. employer
    of incorporation)           file numbers)           identification no.)


350 South Grand Avenue
Los Angeles, California                                          90071
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(Address of principal executive offices)                       (ZIP Code)


                              (213) 210-5000
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           Registrant's telephone number, including area code

                                    NA
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       (Former name or former address, if changed since last report)

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Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1997-C - Statement to Certificateholders

          20.2 Aames Capital Corporation, Mortgage Pass-Through
Certificates, Series 1997-D - Statement to Certificateholders

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAMES CAPITAL CORPORATION

                         By:/s/  Mark E. Elbaum
                            --------------------------------
                                   Mark E. Elbaum
                                   Senior Vice President - Finance


Dated:  March 27, 1998

                                INDEX TO EXHIBITS


Exhibit


20.1      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-C - Statement to Certificateholders

20.2      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-D - Statement to Certificateholders